--------------------------------------------------------------------------------

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                        Date of Report: January 31, 2006
                        (Date of earliest event reported)

                                  NDS Group plc
             (Exact name of registrant as specified in its charter)


        England and Wales                 0-30364               Not applicable
(State or other jurisdiction            (Commission           (I.R.S. Employer
        of incorporation)               File Number)         Identification No.)


             One Heathrow Boulevard, 286 Bath Road,
             West Drayton, Middlesex, United Kingdom             UB7 0DQ

             (Address of principal executive offices)           (Zip code)

      Registrant's telephone number, including area code: +44 208 476 8000


[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition


The following information is furnished pursuant to Item 2.02, "Results of Operations and Financial Condition".

On January 31, 2006, NDS Group plc ("the Company") issued a press release setting forth the Company's unaudited earnings for the quarter ended December 31, 2005, the second quarter of its current fiscal year. A copy of the Company's press release is attached hereto as Exhibit 99 and is hereby incorporated by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


Date: January 31, 2006                  NDS Group plc


                                        By:     /s/ A Gersh
                                                --------------------------------

                                                Alexander Gersh
                                                Chief Financial Officer

Exhibit Index

       Exhibit Number           Description

       99                       Press Release issued by NDS Group plc dated
                                January 31, 2006